Exhibit 99.2

NASDAQ: RGLD August 6, 2020 Fourth Quarter and Fiscal Year 2020 Results THE GOLD STANDARD IN PRECIOUS METAL INVESTING

2 Cautionary Statement Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward- looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: statements about our expected financial performance, including revenue, expenses, earnings or cash flow; operators’ expected operating and financial performance, including production, deliveries, mine plans and reserves, development, cash flows and capital expenditures; planned and potential acquisitions or dispositions, including funding schedules and conditions; liquidity, financing and dividends; our overall investment portfolio; macroeconomic and market conditions including the impacts of COVID-19; prices for gold, silver, copper, nickel and other metals; potential impairments; or tax changes. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a low-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, changes to mine plans and reserves, liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our stream or royalty agreements, or operational disruptions due to COVID- 19; risks associated with doing business in foreign countries; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2020. Most of these factors are beyond our ability to predict or control. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements . Statement Regarding Third-party Information: Certain information provided in this presentation, including production estimates for calendar 2020, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties. Information in this presentation concerning the Khoemacau Copper Project mine life, construction completion, current staffing levels and activity focus, underground development, cost information and initial deliveries of silver under the streaming agreement was provided to the Company by Cupric Canyon Capital L.P., the privately-held owner and developer of Khoemacau. Such information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of this third-party information, and investors are cautioned not to rely upon this information.

Today’s Speakers 3 Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer Mark Isto Executive VP and COO

Fiscal 2020 Overview Highlights Revenue of $498.8M Volume of 320,000 GEOs1 $199.3M net income, or $3.03/share • $2.47/share, adjusted to exclude2: – $0.02/share gain on equity securities – $0.05/share stock compensation expense – $0.02/share royalty impairment expense – $0.61/share tax benefit $340.8M cash flow from operations $71.5M in dividends Significant strategic achievements Reduced net debt2 by $115M • Maintained ~$1B of liquidity at June 30, 2020 Funded $136M towards Khoemacau silver stream Transitioned to new leadership team 4

Recent Developments Khoemacau progress3 Construction activities continuing to advance • Overall progress ~54% • Capital committed ~81% • First concentrate now expected late calendar Q3 2021 $11.1M contribution made July 5 • $146.8M total contribution to date • Remaining commitment of $65.2M to $118.2M 5 Zone 5 – June, 2020

Recent Developments Khoemacau progress3 6 South boxcut Central boxcut infrastructure South boxcut decline

Recent Developments Khoemacau progress3 7 Administration area Camp area

Recent Developments Khoemacau progress3 8 Secondary & tertiary crusher Concentrate regrind area

Recent Developments Mount Milligan, Peñasquito as reported by the operators4 9 Operations returned to planned levels in May after COVID reductions Quarter-end water inventory at 6M m3 • Water exploration continuing through 2020 • Continuing work on long-term water plan 2020 calendar guidance maintained: • 140-160k oz gold, 80-90M lb copper Operations ramping up after 35-day COVID shutdown • Plant above 110,000 tpd by mid-June • Working to apply Full Potential Program 2020 calendar production guidance: • 510k oz gold, 28M oz silver, 360M lb zinc, 190M lb lead Mount Milligan Peñasquito

Fiscal Q4 Financial Results 10 $120.0M revenue $49.0M net income, or $0.75/share $0.53/share, adjusted to exclude2: • $0.10/share gain on fair value changes of equity securities • $0.17/share gain on tax • $0.02/share royalty impairment expense • $0.03/share tax effect on above adjustments $91.6M operating cash flow Guidance Fiscal Q1 2021: • Stream segment: • 53,000-58,000 GEO sales • 25,000-30,000 GEO ending inventory

Fiscal Q4 Liquidity ~$1B of liquidity available at June 30, 2020 11 June 30, 2020 Amount (US$ M) Undrawn Revolving Credit Facility 695 Working capital 320 Total available liquidity $1,015 Khoemacau stream commitments: Completed 136 Remaining: CY 2020* 51 CY 2021 25 – 78 Total remaining commitments $76 – 129 * $11M contribution made July 5, 2020; $35-45M expected remaining commitment for CY 2020

Concluding Remarks Record financial performance Portfolio performing well Increased dividend Funded growth Maintained strong balance sheet and liquidity Positioned to act on new business opportunities 12

Endnotes THE GOLD STANDARD IN PRECIOUS METAL INVESTING

Endnotes 1. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average gold price for that same period. DD&A per GEO is calculated as reported depreciation, depletion and amortization for a period divided by GEOs for that same period. 2. Adjusted net income, adjusted net income per share and net debt are non-GAAP financial measures. See Schedule A to the accompanying press release dated August 6, 2020 for more information. 3. Certain information on this slide was provided to the Company by Khoemacau Copper Mining (Pty.) Limited, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. This information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third- party information, and investors are cautioned not to rely on this information. 4. Except as noted with an asterisk, all information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators. 14

1144 15th St, #2500 Denver, Colorado 80202 303.573.1660 www.royalgold.com NASDAQ: RGLD THE GOLD STANDARD IN PRECIOUS METAL INVESTING